UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000        Bethesda, MD                 20814

(Address of principal executive offices)                      (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

Access One Trust

Access Flex High Yield FundSM

Access Flex Bear High Yield FundSM

OCTOBER 31, 2013

Annual Report

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Expense Examples
11	Financial Statements and Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Board Approval of Investment Advisory Agreements
38	Trustees and Officers

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1

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access Funds Annual Report to shareholders for the 12 months ended October 31, 2013.

High Yield Market Resilient amid Fears of Fed Tapering

U.S. fixed income markets posted mixed results for the 12-month period, with the Barclays U.S. Aggregate Bond Index down 1.1%. The high yield market gained 7.6% for the period, as measured by the Markit iBoxx® $ Liquid High Yield Index. A strengthening economy and robust corporate profits helped fuel this gain as well as a strong rally in the U.S. stock market, which was up an impressive 27.2%, as measured by the S&P 500®.

The JPMorgan Domestic High Yield Summary Yield to Maturity tightened to 6.6% at the end of October 2013 from 7.1% at the end of October 2012.

Solid high yield performance was almost entirely attributable to the first half of the period and disguises the turmoil that gripped the fixed income markets in the second half. Investor fears that the U.S. Federal Reserve would soon begin to taper its bond buying program sent fixed income markets tumbling in May and kept them volatile through the summer months. U.S. Treasury securities were the worst performers, with the Ryan Labs Treasury 10 Year and 30 Year Indexes down 4.6% and 11.8%, respectively, for the 12-month period.

Slow but Accelerating Economic Growth

U.S. GDP increased at an annual rate of 2.8% in the third quarter of calendar 2013, up from 2.5% in the second quarter. This growth reflected positive contributions from personal consumption, business inventory investment, residential fixed investments and exports, which were partially offset by a decline in federal government spending and an increase in imports. While positive, this slow but steady economic expansion was not sufficient to support meaningful growth in the job market. Unemployment declined from the year-ago level, but remains high at 7.3%.

Fund Performance

The Access Flex High Yield Investor Class shares gained 10.5% during the period, while the Access Flex Bear High Yield Investor Class declined 17.0%. Whatever your take on the trajectory of high yield, Access Flex High Yield and Access Flex Bear High Yield Funds offer you the ability to put your views into action.

We appreciate the trust you have placed in us and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

All investment performance index figures above reflect total return.

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Management Discussion of
Fund Performance

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Management Discussion of Fund Performance  ::  Access One Trust  ::  Access Flex High Yield Fund  ::  5

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the High Yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended October 31, 2013, the Fund (Investor Class shares) had a total return of 10.52%. For the same period, the JPMorgan Domestic High Yield Index1, a widely used measure of high yield market performance, had a total return of 9.46%. The total return for the 5-year U.S. Treasury Note was -0.70%2.

Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended October 31, 2013, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain exposure to the high yield market. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements that were either centrally cleared, or were with counterparties that the Fund’s advisor determined to be major, global financial institutions. With uncleared swap agreements, if a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties of uncleared swap agreements to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds. In a centrally cleared swap agreement, a clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from December 17, 2004 to October 31, 2013, assuming the reinvestment of distributions.
Average Annual Total Return as of 10/31/13

Fund	One Year	Five Year	Since Inception
Investor	10.52%	11.42%	7.27%
Service	9.39%	10.34%	6.27%
JPMorgan Domestic High Yield Index	9.46%	18.21%	8.55%
Expense Ratios**

Fund	Gross	Net
Investor	1.77%	1.77%
Service	2.77%	2.77%
**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013. Contractual fee waivers are in effect through February 28, 2014.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	84%
Futures Contracts	17%
U.S. Treasury Obligation	52%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	29%
Consumer Non-Cyclical	17%
Communications	14%
Financial	11%
Industrial	8%
Technology	7%
Basic Materials	5%
Energy	5%
Utilities	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.ProFunds.com.

[1]	The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an Index.
[2]	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

6  ::  Access One Trust  ::  Access Flex Bear High Yield Fund  ::  Management Discussion of Fund Performance

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (-1x) of the total return of the High Yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended October 31, 2013, the Fund (Investor Class shares) had a total return of -16.96%. For the same period, the JPMorgan Domestic High Yield Index1, a widely used measure of high yield market performance, had a total return of 9.46%. The total return for the 5-year U.S. Treasury Note was -0.70%2.

Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Bear High Yield Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.

During the year ended October 31, 2013, the Fund invested in swap agreements and futures contracts as a substitute for shorting bonds in order to gain inverse exposure to the high yield market. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements that were either centrally cleared, or were with counterparties that the Fund’s advisor determined to be major, global financial institutions. With uncleared swap agreements, if a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties of uncleared swap agreements to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds. In a centrally cleared swap agreement, a clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from April 27, 2005 to October 31, 2013, assuming the reinvestment of distributions.
Average Annual Total Return as of 10/31/13

Fund	One Year	Five Year	Since Inception
Investor	-16.96%	-17.87%	-11.04%
Service	-17.79%	-18.74%	-11.96%
JPMorgan Domestic High Yield Index	9.46%	18.21%	9.12%
Expense Ratios**

Fund	Gross	Net
Investor	2.59%	1.78%
Service	3.59%	2.78%
**	Reflects the expense ratio as reported in the Prospectus dated February 28, 2013. Contractual fee waivers are in effect through February 28, 2014.
Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap Agreements	(62)%
Futures Contracts	(57)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	(29)%
Consumer Non-Cyclical	(17)%
Communications	(14)%
Financial	(11)%
Industrial	(8)%
Technology	(7)%
Basic Materials	(5)%
Energy	(5)%
Utilities	(4)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.ProFunds.com.

[1]	The Index is a price return index. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund such as investment management and accounting fees are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an Index.
[2]	The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of expenses associated with a mutual fund such as investment management and accounting fees.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Expense Examples

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Expense Examples (unaudited)  ::  Access One Trust  ::  9

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution fees and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invest at May 1, 2013 and held for the entire period from May 1, 2013 through October 31, 2013.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period 5/1/13 – 10/31/13*	Annualized Expense Ratio During Period 5/1/13 – 10/31/13
Access Flex High Yield Fund – Investor	$1,000.00	$1,002.30	$7.67	1.52%
Access Flex High Yield Fund – Service	1,000.00	997.10	12.69	2.52%
Access Flex Bear High Yield Fund – Investor	1,000.00	951.00	8.51	1.73%
Access Flex Bear High Yield Fund – Service	1,000.00	945.20	13.39	2.73%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period 5/1/13 – 10/31/13*	Annualized Expense Ratio During Period 5/1/13 – 10/31/13
Access Flex High Yield Fund – Investor	1,000.00	1,017.54	7.73	1.52%
Access Flex High Yield Fund – Service	1,000.00	1,012.50	12.78	2.52%
Access Flex Bear High Yield Fund – Investor	1,000.00	1,016.48	8.79	1.73%
Access Flex Bear High Yield Fund – Service	1,000.00	1,011.44	13.84	2.73%
*	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Financial Statements and
Financial Highlights

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October 31, 2013  ::  Schedule of Portfolio Investments  ::  Access One Trust  ::  Access Flex High Yield Fund  ::  13

U.S. Treasury Obligation (52.4%)
	Principal Amount	Value
U.S. Treasury Notes, 1.25%, 10/31/18	$47,500,000	$47,342,285
TOTAL U.S. TREASURY OBLIGATION
(Cost $47,429,492)		47,342,285
Repurchase Agreements (54.9%)
Deutsche Bank Securities, Inc., 0.07%, 11/1/13, dated 10/31/13, with a repurchase price of $4,080,008 (Collateralized by $4,135,000 Federal Home Loan Mortgage Corp., 1.38%, 2/25/14, total value $4,162,213)	4,080,000	4,080,000
HSBC Securities (USA), Inc., 0.05%, 11/1/13, dated 10/31/13, with a repurchase price of $31,966,044 (Collateralized by $48,804,000 U.S. Treasury Strips, 3.12%†, 11/15/26, total value $32,605,952)	31,966,000	31,966,000

Repurchase Agreements (continued)
	Principal Amount	Value
RBC Capital Markets, LLC, 0.03%, 11/1/13, dated 10/31/13, with a repurchase price of $10,882,009 (Collateralized by $11,098,600 U.S. Treasury Notes, 0.25%, 12/15/15, total value $11,099,658)	$10,882,000	$10,882,000
UMB Bank, N.A., 0.04%, 11/1/13, dated 10/31/13, with a repurchase price of $2,679,003 (Collateralized by $2,725,000 of various U.S. Government Agency Obligations, 0.45% – 1.38%, 9/12/14 – 8/27/15, total value $2,734,013)	2,679,000	2,679,000
TOTAL REPURCHASE AGREEMENTS (Cost $49,607,000)		49,607,000
TOTAL INVESTMENT SECURITIES
(Cost $97,036,492) — 107.3%		96,949,285
Net other assets (liabilities) — (7.3)%		(6,596,804)
NET ASSETS — (100.0%)		$90,352,481
†	Represents the effective yield or interest rate in effect at October 31, 2013.

See accompanying notes to the financial statements.

14  ::  Access One Trust  ::  Access Flex High Yield Fund  ::  Schedule of Portfolio Investments  ::  October 31, 2013

Futures Contracts Purchased

	Contracts	Unrealized Appreciation/(Depreciation)
5-Year U.S. Treasury Note Futures Contracts expiring 1/1/14 (Underlying notional amount at value $14,962,758)	123	$141,286

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2013(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 21	5.00%	12/20/18	3.56%	$75,700,000	$4,977,125	$3,665,756	$1,311,369
					$4,977,125	$3,665,756	$1,311,369
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

October 31, 2013  ::  Schedule of Portfolio Investments  ::  Access One Trust  ::  Access Flex Bear High Yield Fund  ::  15

Repurchase Agreements (15.1%)
	Principal Amount	Value
Deutsche Bank Securities, Inc., 0.07%, 11/1/13, dated 10/31/13, with a repurchase price of $103,000 (Collateralized by $102,000 Federal National Mortgage Association, 2.63%, 11/20/14, total value $105,818)	$103,000	$103,000
HSBC Securities (USA), Inc., 0.05%, 11/1/13, dated 10/31/13, with a repurchase price of $808,001 (Collateralized by $1,203,800 U.S. Treasury Strips, 3.11%†, 2/15/26, total value $824,208)	808,000	808,000
RBC Capital Markets, LLC, 0.03%, 11/1/13, dated 10/31/13, with a repurchase price of $275,000 (Collateralized by $280,500 U.S. Treasury Notes, 0.25%, 12/15/15, total value $280,527)	275,000	275,000

Repurchase Agreements (continued)
	Principal Amount	Value
UMB Bank, N.A., 0.04%, 11/1/13, dated 10/31/13, with a repurchase price of $69,000 (Collateralized by $75,000 Federal Home Loan Bank, 1.00%, 10/16/17, total value $74,580)	$69,000	$69,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,255,000)		1,255,000
TOTAL INVESTMENT SECURITIES
(Cost $1,255,000) — 15.1%		1,255,000
Net other assets (liabilities) — 84.9%		7,080,622
NET ASSETS — (100.0%)		$8,335,622
†	Represents the effective yield or interest rate in effect at October 31, 2013.

See accompanying notes to the financial statements.

16  ::  Access One Trust  ::  Access Flex Bear High Yield Fund  ::  Schedule of Portfolio Investments  ::  October 31, 2013

Futures Contracts Sold

	Contracts	Unrealized Appreciation/(Depreciation)
5-Year U.S. Treasury Note Futures Contracts expiring 1/1/14 (Underlying notional amount at value $4,744,289)	39	$(4,714)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Buy Protection(a)

Underlying Instrument	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at October 31, 2013(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement; Series 21	5.00%	12/20/18	3.56%	$5,200,000	$(341,330)	$(309,063)	$(32,267)
					$(341,330)	$(309,063)	$(32,267)

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

October 31, 2013  ::   Statements of Assets and Liabilities  ::  Access One Trust  ::  17

	Access Flex High Yield Fund	Access Flex Bear High Yield Fund
ASSETS:
Total Investment Securities, at cost	$97,036,492	$1,255,000
Securities, at value	47,342,285	—
Repurchase agreements, at value	49,607,000	1,255,000
Total Investment Securities, at value	96,949,285	1,255,000
Cash	381	484
Segregated cash balances for futures contracts with brokers	179,190	12,889
Segregated cash balances for credit default swap agreements with brokers	4,580,347	59,702
Interest receivable	64	2
Receivable for capital shares issued	1,953,044	6,530,659
Receivable for closed swap positions	—	185,014
Due from Advisor under a Receivables Agreement	—	371,836
Receivable for investments sold	47,813,472	—
Receivable from broker for credit default swap agreement transactions	32,489	—
Variation margin on futures contracts	—	349
Variation margin on credit default swap agreements	65,105	—
Prepaid expenses	31,721	7,525
TOTAL ASSETS	151,605,098	8,423,460
LIABILITIES:
Payable for investments purchased	47,429,492	—
Payable for capital shares redeemed	13,592,909	40,388
Payable to broker for credit default swap agreement transactions	—	32,489
Variation margin on futures contracts	5,742	—
Variation margin on credit default swap agreements	—	3,628
Advisory fees payable	55,074	2,782
Management services fees payable	11,015	557
Administration fees payable	2,841	143
Distribution and services fees payable – Service Class	42,359	305
Trustee fees payable	25	5
Transfer agency fees payable	31,623	1,117
Fund accounting fees payable	5,773	291
Compliance services fees payable	672	94
Service fees payable	119	6
Other accrued expenses	74,973	6,033
TOTAL LIABILITIES	61,252,617	87,838
NET ASSETS	$90,352,481	$8,335,622
NET ASSETS CONSIST OF:
Capital	$98,415,515	$38,472,051
Accumulated net investment income (loss)	553,245	(332,554)
Accumulated net realized gains (losses) on investments	(9,981,727)	(29,766,894)
Net unrealized appreciation (depreciation) on investments	1,365,448	(36,981)
NET ASSETS	$90,352,481	$8,335,622
NET ASSETS:
Investor Class	$39,057,407	$8,167,707
Service Class	51,295,074	167,915
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, no par value):
Investor Class	1,140,573	765,519
Service Class	1,526,927	17,058
NET ASSET VALUE: (offering and redemption price per share):
Investor Class	$34.24	$10.67
Service Class	33.59	9.84

See accompanying notes to the financial statements.

18  ::  Access One Trust  ::  Statements of Operations  ::  For the Year Ended October 31

	Access Flex High Yield Fund	Access Flex Bear High Yield Fund
	Year Ended October 31, 2013	Year Ended October 31, 2013
INVESTMENT INCOME:
Interest	$384,294	$1,782
EXPENSES:
Advisory fees	557,360	46,785
Management services fees	111,473	9,357
Administration fees	43,329	3,231
Distribution and services fees – Service Class	229,772	2,154
Transfer agency fees	112,640	5,477
Administrative services fees	171,038	20,219
Registration and filing fees	74,496	40,396
Custody fees	9,838	5,220
Fund accounting fees	67,493	5,591
Trustee fees	2,069	128
Compliance services fees	571	57
Service fees	2,108	162
Other fees	51,814	7,133
Total Gross Expenses before reductions	1,434,001	145,910
Less Expenses reduced by the Advisor	—	(35,805)
TOTAL NET EXPENSES	1,434,001	110,105
NET INVESTMENT INCOME (LOSS)	(1,049,707)	(108,323)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	633,497	—
Net realized gains (losses) on futures contracts	(30,469)	182,356
Net realized gains (losses) on swap agreements	6,668,511	(1,019,147)
Change in net unrealized appreciation/depreciation on investments	1,225,164	(27,947)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,496,703	(864,738)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,446,996	$(973,061)

See accompanying notes to the financial statements.

For the Years Ended October 31  ::  Statements of Changes in Net Assets  ::  Access One Trust  ::  19

	Access Flex High Yield Fund		Access Flex Bear High Yield Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(1,049,707)	$(1,011,608)	$(108,323)	$(153,469)
Net realized gains (losses) on investments	7,271,539	6,484,576	(836,791)	(3,677,660)
Change in net unrealized appreciation/depreciation on investments	1,225,164	(8,649,168)	(27,947)	131,645
Change in net assets resulting from operations	7,446,996	(3,176,200)	(973,061)	(3,699,484)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
In excess of net investment income
Investor Class	(925,868)	—	—	—
Service Class	(718,815)	—	—	—
Change in net assets resulting from distributions	(1,644,683)	—	—	—
Change in net assets resulting from capital transactions	48,719,070	(192,599,536)	6,658,755	3,151,955
Change in net assets	54,521,383	(195,775,736)	5,685,694	(547,529)
NET ASSETS:
Beginning of period	35,831,098	231,606,834	2,649,928	3,197,457
End of period	$90,352,481	$35,831,098	$8,335,622	$2,649,928
Accumulated net investment income (loss)	$553,245	$(112,268)	$(332,554)	$10,866
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$534,457,544	$533,229,809	$157,164,452	$157,134,068
Dividends reinvested	918,718	—	—	—
Value of shares redeemed	(526,224,330)	(729,612,602)	(149,943,618)	(154,650,244)
Service Class
Proceeds from shares issued	309,299,531	21,387,421	13,393,390	975,150
Dividends reinvested	716,367	—	—	—
Value of shares redeemed	(270,448,760)	(17,604,164)	(13,955,469)	(307,019)
Change in net assets resulting from capital transactions	$48,719,070	$(192,599,536)	$6,658,755	$3,151,955
SHARE TRANSACTIONS:
Investor Class
Issued	16,218,169	17,980,524	13,611,627	10,498,347
Reinvested	27,784	—	—	—
Redeemed	(15,907,778)	(25,000,861)	(12,991,291)	(10,554,525)
Service Class
Issued	9,450,640	705,787	1,226,255	79,192
Reinvested	21,822	—	—	—
Redeemed	(8,285,618)	(589,955)	(1,274,770)	(22,949)
Change in shares	1,525,019	(6,904,505)	571,821	65

See accompanying notes to the financial statements.

20 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE YEARS ENDED OCTOBER 31

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From									Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	In Excess of Net Investment Income	Return of Capital	Total Distributions	Capital Contributions		Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2013	$31.50	(0.36)	3.64	3.28	(0.54)	—	(0.54)	—		$34.24	10.52%		1.62%	1.62%	(1.10)%	$39,057	1,910%
Year Ended October 31, 2012	$28.79	(0.41)	3.12 (c)	2.71	—	—	—	—		$31.50	9.41%		1.77%	1.77%	(1.39)%	$25,277	1,539%
Year Ended October 31, 2011	$29.33	(0.25)	0.96	0.71	(1.27)	(0.16)	(1.43)	0.18	(d)	$28.79	3.27	%(d)	1.62%	1.62%	(0.86)%	$225,185	1,641%
Year Ended October 31, 2010	$24.61	(0.19)	5.68	5.49	(0.77)	—	(0.77)	—		$29.33	22.65%		1.54%	1.54%	(0.69)%	$311,782	1,858%
Year Ended October 31, 2009	$23.91	(0.16)	2.80	2.64	(1.94)	—	(1.94)	—		$24.61	12.13%		1.59%	1.59%	(0.71)%	$33,933	2,367%
Service Class
Year Ended October 31, 2013	$31.03	(0.69)	3.59	2.90	(0.34)	—	(0.34)	—		$33.59	9.39%		2.62%	2.62%	(2.10)%	$51,295	1,910%
Year Ended October 31, 2012	$28.63	(0.71)	3.11 (c)	2.40	—	—	—	—		$31.03	8.38%		2.77%	2.77%	(2.39)%	$10,554	1,539%
Year Ended October 31, 2011	$29.37	(0.53)	0.95	0.42	(1.18)	(0.16)	(1.34)	0.18	(d)	$28.63	2.24	%(d)	2.62%	2.62%	(1.86)%	$6,421	1,641%
Year Ended October 31, 2010	$24.76	(0.46)	5.73	5.27	(0.66)	—	(0.66)	—		$29.37	21.51%		2.54%	2.54%	(1.69)%	$10,952	1,858%
Year Ended October 31, 2009	$24.04	(0.38)	2.82	2.44	(1.72)	—	(1.72)	—		$24.76	11.04%		2.59%	2.59%	(1.71)%	$8,997	2,367%
Access Flex Bear High Yield Fund
Investor Class
Year Ended October 31, 2013	$12.85	(0.20)	(1.98)	(2.18)	—	—	—	—		$10.67	(16.96)%		2.30%	1.73%	(1.70)%	$8,168	—
Year Ended October 31, 2012	$15.22	(0.27)	(2.10)	(2.37)	—	—	—	—		$12.85	(15.57)%		2.59%	1.88%	(1.84)%	$1,865	—
Year Ended October 31, 2011	$17.28	(0.31)	(1.75)	(2.06)	—	—	—	—		$15.22	(11.97)%		1.95%	1.95%	(1.91)%	$3,064	—
Year Ended October 31, 2010	$22.99	(0.34)	(5.37)	(5.71)	—	—	—	—		$17.28	(24.79)%		1.70%	1.68%	(1.61)%	$5,534	650	%(e)
Year Ended October 31, 2009	$28.56	(0.47)	(5.10)	(5.57)	—	—	—	—		$22.99	(19.50)%		1.83%	1.83%	(1.74)%	$137,283	—
Service Class
Year Ended October 31, 2013	$11.97	(0.31)	(1.82)	(2.13)	—	—	—	—		$9.84	(17.79)%		3.32%	2.75%	(2.72)%	$168	—
Year Ended October 31, 2012	$14.33	(0.40)	(1.96)	(2.36)	—	—	—	—		$11.97	(16.47)%		3.55%	2.84%	(2.80)%	$785	—
Year Ended October 31, 2011	$16.47	(0.47)	(1.67)	(2.14)	—	—	—	—		$14.33	(13.05)%		2.95%	2.95%	(2.91)%	$134	—
Year Ended October 31, 2010	$22.13	(0.54)	(5.12)	(5.66)	—	—	—	—		$16.47	(25.56)%		2.70%	2.68%	(2.61)%	$165	650	%(e)
Year Ended October 31, 2009	$27.78	(0.73)	(4.92)	(5.65)	—	—	—	—		$22.13	(20.30)%		2.83%	2.83%	(2.74)%	$3,440	—
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	The amounts include a voluntary capital contribution from the Advisor due to corrections of investment transactions. The contribution represented $0.18 to the net asset value and 0.66% to the total return. Without this contribution, the net asset value and the total return would have been lower.
(e)	Changes in portfolio turnover rate are primarily driven by timing of purchase and sale of long-term treasuries.

See accompanying notes to the financial statements.

Notes to Financial Statements

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October 31, 2013 :: Notes to Financial Statements  ::  Access One Trust  ::  23

1. Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of three separate investment portfolios and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to Access Flex High Yield Fund and Access Flex Bear High Yield Fund (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: an Investor Class and a Service Class.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each Fund may enter into repurchase agreements with financial institutions. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. Each Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. During the periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Derivative Instruments

Each Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund invests primarily in derivatives and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. The Access Flex Bear High Yield Fund invests primarily in derivatives that the Advisor believes, in combination, should provide investment results that inversely correspond to the high yield market. During the year ended October 31, 2013, the Funds held credit default swap agreements for credit exposure to the high yield market and futures contracts and/or treasury notes for interest rate exposure to meet each Fund’s investment objective.

All open derivative positions at year end are reflected on each respective Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each Fund transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each Fund’s investment objective.

24 :: Access One Trust :: Notes to Financial Statements :: October 31, 2013

The volume associated with derivative positions in the Access Flex High Yield Fund and Access Flex Bear High Yield Fund was 118% and 175%, respectively, based on average monthly notional amounts in comparison to net assets during the year ended October 31, 2013.

In connection with its management of the Trust, the Advisor is exempt from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”). However, on December 5, 2012, the Advisor registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside of the Trust. Therefore, the Advisor (but not the Trust or the Funds) is subject to certain regulatory requirements of the CEA. During the reporting period, CTA registration did not significantly impact the Funds.

The following is a description of the derivative instruments utilized by the Funds, including certain primary underlying risk exposures related to each instrument type.

Swap Agreements

As of October 31, 2013, the Access Flex High Yield Fund invested in centrally cleared credit default swaps as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market. As of October 31, 2013, the Access Flex Bear High Yield Fund invested in centrally cleared credit default swaps as a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market.

In a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of a reference asset if a credit event (e.g. a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of a reference entity to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Fund receiving or paying only the net amount of the two payments. The Access Flex High Yield Fund is usually a net seller of CDSs and the Access Flex Bear High Yield Fund is usually a net buyer of CDSs.

CDSs may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations if the value of the CDS declines.

The Funds will not enter into any swap agreements unless the Advisor believes that the other party to the transaction is creditworthy or unless the swap agreement is centrally cleared. With uncleared swap agreements, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. Thus for uncleared swap agreements, a Fund will typically only enter into swap agreements with major, global financial institutions that meet the Fund’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund.

As noted above, the Funds may enter into CDSs for investment purposes. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the Fund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk, or a seller of the reference security or group of securities), the Fund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the Fund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Funds expect to buy CDSs with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

A Fund collateralizes its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for the Funds agree to post collateral for the benefit of the Funds, marked to market daily, in an amount approximately equal to what the counterparty owes the Funds, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of October 31, 2013, there was no collateral posted by counterparties.

Upon entering into a cleared CDS, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in

October 31, 2013 :: Notes to Financial Statements  ::  Access One Trust  ::  25

the range of approximately 3% to 6% of the notional amount for CDS (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

Futures Contracts

The Funds may purchase or sell futures contracts thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of October 31, 2013, the Funds held settled U.S. Treasury note futures contracts.

A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Funds realize a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although a Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

26 :: Access One Trust :: Notes to Financial Statements :: October 31, 2013

Summary of Derivative Instruments

Fair Values of Derivative Instruments on the Funds’ Statements of Assets and Liabilities as of October 31, 2013:

	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*
Credit Risk Exposure:
Access Flex High Yield Fund	$—	$1,311,369	$—	$—
Access Flex Bear High Yield Fund	—	—	—	32,267
Interest Rate Risk Exposure:
Access Flex High Yield Fund	$141,286	$—	$—	$—
Access Flex Bear High Yield Fund	—	—	4,714	—
*	Represents cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities, as applicable.

The Effect of Derivative Instruments on the Funds’ Statements of Operations for the year ended October 31, 2013:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Investments
Credit Risk Exposure:
Access Flex High Yield Fund	$—	$6,668,511	$1,199,103
Access Flex Bear High Yield Fund	—	(1,019,147)	(21,400)
Interest Rate Risk Exposure:
Access Flex High Yield Fund	$(30,469)	$—	$131,057
Access Flex Bear High Yield Fund	182,356	—	(6,547)

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly, if any. The Access Flex

Bear High Yield Fund intends to declare and distribute net investment income at least annually, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

October 31, 2013 :: Notes to Financial Statements  ::  Access One Trust  ::  27

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31st.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”

Recent Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2013-01 and ASU 2011-11 will have no effect on the Funds’ net assets. At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Funds’ financial statements disclosures.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the Funds and the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

28 :: Access One Trust :: Notes to Financial Statements :: October 31, 2013

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended October 31, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2013, based upon the three levels defined above, is included in the table below:

	Level 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ	Investment Securities	Other Financial Instrumentsˆ
Access Flex High Yield Fund
U.S. Treasury Obligation	$—	$—	$47,342,285	$—	$47,342,285	$—
Repurchase Agreements	—	—	49,607,000	—	49,607,000	—
Futures Contracts	—	141,286	—	—	—	141,286
Credit Default Swap Agreements	—	—	—	1,311,369	—	1,311,369
Total	$—	$141,286	$96,949,285	$1,311,369	$96,949,285	$1,452,655
Access Flex Bear High Yield Fund
Repurchase Agreements	—	—	1,255,000	—	1,255,000	—
Futures Contracts	—	(4,714)	—	—	—	(4,714)
Credit Default Swap Agreements	—	—	—	(32,267)	—	(32,267)
Total	$—	$(4,714)	$1,255,000	$(32,267)	$1,255,000	$(36,981)
ˆ	Other financial instruments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4. Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s daily net assets in excess of $2 billion. During the year ended October 31, 2013, no Fund’s annual investment advisory fee was subject to such reductions.

October 31, 2013 :: Notes to Financial Statements  ::  Access One Trust  ::  29

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program. Citi also acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, Citi receives a base fee, account and service charges and reimbursement of certain expenses. As fund accounting agent for the Funds, Citi receives an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor.

Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $155,000. Independent Trustees also receive $7,500 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended October 31, 2013, actual Trustee compensation was $600,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) as follows:

	For the Period February 28, 2013 through February 28, 2014		For the Period February 28, 2012 through February 28, 2013
	Investor Class	Service Class	Investor Class	Service Class
Access Flex High Yield Fund	1.95%	2.95%	1.95%	2.95%
Access Flex Bear High Yield Fund	1.78%	2.78%	1.73%	2.73%

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of October 31, 2013, the recoupments that may potentially be made by the Funds are as follows:

	Expires 2/28/15	Expires 2/28/16	Total
Access Flex Bear High Yield Fund	$22	$94,527	$94,549

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2013 were as follows:

	Purchases	Sales
Access Flex High Yield Fund	$732,729,652	$705,752,742

30 :: Access One Trust :: Notes to Financial Statements :: October 31, 2013

6. Investment Risks

Some risks apply to all Funds, while others are specific to the investment strategy of a Fund. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

Risks Associated with the Use of Derivatives

The Funds use investment techniques, such as investing in derivatives, that may be considered aggressive. Investing in derivatives may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives, such as counterparty risk and liquidity risk (each as discussed below). When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. The use of derivatives also exposes a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying a derivative (e.g., the securities contained in a Fund’s benchmark), including: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Any financing, borrowing and other costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Active Investor Risk

The Funds permit short-term trading of their securities. The Advisor expects a significant portion of assets invested in the Funds to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for a Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Credit Default Swap (“CDS”) Risk

While the Access Flex Bear High Yield Fund will normally be a net “buyer” of CDSs and while the Access Flex High Yield Fund will normally be a net “seller” of CDSs, at times the Access Flex Bear High Yield Fund may be a net “seller” and the Access Flex High

Yield Fund may be a net “buyer” of CDSs. When a Fund is a buyer of an unfunded CDS, upon the occurrence of a credit event, the counterparty to the Fund has an obligation to pay the full notional value of a defaulted reference obligation and take delivery from the Fund of such obligation either through physical settlement or cash settlement. Since CDSs may be physically settled, the Fund may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. When a Fund is a net “seller” of an unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to pay the full notional value of a defaulted reference obligation and take delivery from the counterparty of such obligation either through physical settlement or cash settlement. Since CDSs may be physically settled, the counterparty may first need to purchase the obligation in order to deliver it and obtain par value payment or an equivalent cash value. An active market may not exist for any of the CDSs in which a Fund invests or in the reference obligations subject to the CDSs. As a result, a Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired. Other risks of CDSs include the difficulties in valuing a CDS depending on whether an active market exists for them, the lack of pricing transparency and the risk that the CDSs utilized by a Fund perform in a manner that does not correlate to the high yield market (with respect to the Access Flex High Yield Fund) or does not correlate inversely to the high yield market (with respect to the Access Flex Bear High Yield Fund) or perform in other ways that are not expected. A Fund’s positions in CDSs are also subject to counterparty risk, market risk and interest rate risk. Because certain CDSs involve many reference entities and there are no limitations on the notional amount established for the CDSs, a Fund may use a single counterparty or a small number of counterparties, in which case, counterparty risk would be amplified. Although the counterparty risk for cleared CDSs is generally lower than for uncleared over-the-counter CDSs because generally a clearing organization becomes substituted for each counterparty to a cleared CDS and, in effect, guarantees the parties’ performance, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund. A CDS may involve greater risks than investing directly in the underlying reference obligations. For example, a CDS may increase a Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the CDS. Investing in CDSs may be considered an aggressive investment technique.

Counterparty Risk

The Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives or repurchase agreements entered into by the Funds. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

October 31, 2013 :: Notes to Financial Statements  ::  Access One Trust  ::  31

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Funds invests, a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. Markets for the securities in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such a situation may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation (or inverse correlation) with the total return of the high yield market.

Exposure to Debt Instrument Risk

Each Fund may invest in or seek exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may have to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by or guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

High Yield Risk

Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund’s performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to a Fund.

32 :: Access One Trust :: Notes to Financial Statements :: October 31, 2013

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the tax year ended October 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Access Flex High Yield Fund	$1,644,683	$—	$1,644,683	$—	$1,644,683

No distributions were paid to shareholders during the tax year ended October 31, 2012.

As of the tax year ended October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access Flex High Yield Fund	$1,864,619	$—	$—	$(9,840,446)	$(87,207)	$(8,063,034)
Access Flex Bear High Yield Fund	—	—	—	(30,136,429)	—	(30,136,429)

Under current tax law, capital and specific ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following tax fiscal year. As of the current tax year ended October 31, 2013, the following Fund had deferred losses, which will be treated as arising on the first day of the tax fiscal year ending in October 31, 2014:

Qualified Late Year Ordinary Losses
Access Flex Bear High Yield Fund	$364,821

As of the tax year ended October 31, 2013, the Funds had capital loss carryforwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	Expires 2014	Expires 2015	Expires 2017	Expires 2018	Expires 2019	Total
Access Flex High Yield Fund	$—	$—	$7,620,981	$—	$2,219,465	$9,840,446
Access Flex Bear High Yield Fund	587,380	4,497,020	6,242,566	11,853,417	2,410,993	25,591,376

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Access Flex Bear High Yield Fund	$4,180,232	$—	$4,180,232

The Board does not intend to authorize a distribution of any realized gain for a Fund until any applicable CLCF has been offset or expires.

At October 31, 2013, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex High Yield Fund	$97,036,492	$—	$(87,207)	$(87,207)
Access Flex Bear High Yield Fund	1,255,000	—	—	—

October 31, 2013 :: Notes to Financial Statements  ::  Access One Trust  ::  33

8. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman Brothers Holdings, Inc. (altogether, “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after that date. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

As of September 15, 2008, Access Flex Bear High Yield was owed $925,069 from over-the-counter derivatives transactions with Lehman. To the extent Lehman fails to fully pay the Fund by the conclusion of the bankruptcy in connection with the settlement of such transactions, the Advisor, an affiliate of the Trust, has entered into a Receivables Agreement dated September 15, 2008 to reimburse the Fund for any shortfall in payments from Lehman. Specifically, the Receivables Agreement among the Advisor, ProShare Advisors LLC (an investment adviser affiliated with the Advisor) and ProFunds Trust, ProShares Trust and the Trust

(collectively, the “PF Trusts”) (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the Fund from Lehman for brokerage transactions or written over-the-counter derivatives agreements as of September 15, 2008 (the “Lehman Obligations”). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments are triggered if any specified fund of a PF Trust, including the Fund, does not recover the full amounts owed to it by Lehman following the conclusion of all bankruptcy, liquidation and Securities Investor Protection Corporation proceedings related to Lehman. Accordingly, no loss is expected to be realized by the Fund. Lehman has made payments on the original amount owed to Access Flex Bear High Yield Fund. The fair value of the original claim due from Lehman in the Access Flex Bear High Yield Fund is $185,014 and is included in “Receivable for closed swap positions” on the Statements of Assets and Liabilities. The fair value of the amount that is estimated to be paid by the Advisor is $371,836 and is included in “Due from Advisor under a Receivables Agreement” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of October 31, 2013.

34  ::  Access One Trust  ::  Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Access One Trust:

We have audited the accompanying statements of assets and liabilities of Access One Trust (the Funds) (comprised of Access Flex High Yield Fund and Access Flex Bear High Yield Fund), including the schedules of portfolio investments, as of October 31, 2013, and the related statements of operations for the year then ended and changes in net assets for each year in the two year period then ended, and the financial highlights for each year in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the period ended October 31, 2009 were audited by other auditors whose report thereon dated December 24, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each year in the two year period then ended, and the financial highlights for each year in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 30, 2013

October 31, 2013  ::  Board Approval of Investment Advisory Agreement (unaudited)  ::  Access One Trust  ::  35

At a meeting held on September 9-10, 2013, the Board of Trustees (the “Board”), including the trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust on behalf of each Fund and ProFund Advisors LLC (the “Advisor”). The Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and in the best interests of shareholders.

The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including:

(i)	detailed information about the advisory services provided by the Advisor;
(ii)	the Advisor’s Form ADV;
(iii)	biographies of employees primarily responsible for providing investment advisory services;
(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;
(v)	information regarding advisory fees earned versus advisory fees waived for previous periods;
(vi)	performance information for prior periods;
(vii)	comparative industry fee data;
(viii)	information about fees and other amounts received by the Advisor and its affiliates for non-advisory services;
(ix)	information regarding trade allocation and best execution;
(x)	information about the financial condition of the Advisor; and
(xi)	information regarding how the Advisor monitors each Fund’s compliance with regulatory requirements and Trust procedures.

The Board evaluated this information, and was advised by legal counsel with respect to its deliberations. The Independent Trustees were advised by separate independent legal counsel with respect to their deliberations.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

In addition to the information provided an discussions that occurred at the meeting on September 9-10, 2013, the Board regularly considers matters bearing on the Funds and their investment advisory, administration and distribution arrangements, including the Funds’ investment results and performance data, at their regular meetings throughout the year. The Board’s conclusions may take into account their consideration of the relevant arrangements during the course of the year and in prior years.

The Board took note of all the information that was provided and considered all of the factors relevant, including, among other things:

(i)	the nature, extent, and quality of the services to be provided to each Fund by the Advisor;
(ii)	the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds;
(iii)	the investment performance of the Funds; and
(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. In particular, the Board considered the following:

•	the investment objective of each Fund, the Advisor’s description of the special skills needed to manage each Fund, and the Advisor’s success in achieving the investment objectives of each Fund;
•	the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas, as well as potential future changes to the cash management process;
•	the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk;
•	the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience;
•	the structure of the portfolio staff compensation program and the incentives it is intended to provide; and
•	information regarding allocation of Fund brokerage and the selection of counterparties, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties.

The Board also reviewed the Advisor’s compliance program and discussed it with the Funds’ Chief Compliance Officer (CCO). The Board and the CCO discussed the CCO’s evaluation of the operation of the Advisor’s compliance program, changes made to

36 :: Access One Trust :: Board Approval of Investment Advisory Agreement (unaudited) :: October 31, 2013 the Advisor’s compliance program since the CCO’s last annual report to the Board, and whether the CCO believed enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the reporting period and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

The Board reviewed the financial condition of the Advisor. The Board noted the Advisor’s attention to its operating costs and its financial discipline, while it continues to invest in functions relevant and important to the Funds and their shareholders including, among others, portfolio management and trading capabilities. The Board found the Advisor’s financial condition to be sound based upon a review of financial information and discussions with officers of the Advisor.

Based upon its review, the Board concluded that, with respect to each Fund, the investment advisory services provided by the Advisor were of high quality, that the Advisor successfully achieved the investment goals of the Fund, and that the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support it.

Comparison of Advisory Services and Fees

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering services similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and noted the difficulty of obtaining precise information comparing the fees charged by other investment advisors because of difference among fund complexes related to investment styles and operations. Notwithstanding this challenge, the Board found the comparative information provided by the Advisor to be useful in its evaluation of the reasonableness of the Advisor’s fees.

The Board reviewed information prepared by Citi Fund Services Ohio, Inc., at the direction of the Advisor, using data provided by Lipper, Inc. (“Lipper”) comparing the management fee rate paid by each Fund to other funds with investment objectives similar to each Fund, as well as the median of each Fund’s Lipper category. The Board recognized that the reports show both net and gross total expense ratios, less any 12b-1 and shareholder services fees, for each Fund and each applicable peer fund and Lipper category. The Board considered the selection of the peer funds and Lipper categories used for comparison. The Board considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees after taking waivers and reimbursements into account. The Board considered the fees paid by other clients of the Advisor and its affiliates for advisory services.

The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds but concluded that the Funds’ advisory fee rates were reasonable given the services provided.

Costs of Services to be Provided and Profits to be Realized by the Advisor

The Board considered the significant drivers of cost including, but not limited to, leverage, intellectual capital, regulatory compliance, portfolio rebalancing, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The board noted that it likely would be more expensive or impossible to do so. The Board considered the profitability to the Advisor of its management of each of the Funds. The Board recognized that it is difficult to compare profitability from fund investment advisory contracts because comparative information is in most cases not publicly available and to the extent such information is available it is affected by numerous factors, including the nature of a fund’s client base, the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board concluded that the profitability to the Advisor of each Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Fund for the 3-month, 1-year, 5-year and since inception periods ended June 30, 2013. The Board also considered performance information provided at regular Board meetings throughout the reporting period. The Board noted that correlation of returns for each Fund remained strong during the applicable periods and Fund performance was generally within expected ranges. The Board noted that the correlation of the Fund’s performance with the performance of a benchmark was a more meaningful factor than the Fund’s total return.

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or “fall-out,” benefits that the Advisor derived from its relationship to the Funds but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered that effective January 1, 2008, subject to the condition that the aggregate daily

October 31, 2013 :: Board Approval of Investment Advisory Agreement (unaudited) :: Access One Trust :: 37 net assets of the Trust and the ProFunds trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

The Board noted that economies of scale may not apply to all costs incurred by the Advisor, including trading costs.

Conclusions

The Board, including the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and other compensation payable by the Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of the Fund. The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

38 :: Access One Trust :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorship Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProFunds (112); Access One Trust (3); ProShares (123)	Key Energy Services
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProFunds (112); Access One Trust (3); ProShares (123)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Linden Lane Advisors, LLC (Real Estate Development); Principal (2010 to present): Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to 2010); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009)	ProFunds (112); Access One Trust (3); ProShares (123)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present) and of ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present)	ProFunds (112); Access One Trust (3); ProShares (123)
*	The “Fund Complex” consists of all operational registered investment companies advised by ProFund Advisors LLC and any operational registered investment companies that have an investment advisor that is an affiliated person of the ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (April 1997 to April 2012); ProShare Advisors LLC (November 2005 to April 2012); ProShare Capital Management LLC (June 2008 to April 2012)
Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Amy R. Doberman 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009)
Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

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        P.O. Box 182800
Columbus, OH 43218-2800

Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit ProFunds.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO1013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

2012 $39,000

2013 $39,000

The fees relate to the audit of the registrant’s annual financial statements paid to KPMG LLP.

(b)	Audit-Related Fees:

2012 $3,000

2013 $3,000

The fees relate to the review of post-effective registration statements paid to KPMG LLP.

(c)	Tax Fees:

2012 $8,650

2013 $8,750

The fees relate to the preparation of the registrant’s tax returns, review of income and capital gain distribution calculations,

and fees related to quarterly asset diversification tests. These fees were paid to KPMG LLP.

(d)	All Other Fees:

2012 $0

2013 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	2012 0%

2013 0%

(f) Not applicable.

(g)	2012 $11,650

2013 $11,750

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)__Access One Trust____________________________________________

By (Signature and Title)* _____/s/ Christopher E. Sabato_________________________

Christopher E. Sabato, Treasurer and Principal Financial Officer

Date December 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _____/s/ Louis M. Mayberg___________________________

Louis M. Mayberg, President and Principal Executive Officer

Date December 31, 2013

By (Signature and Title)* ______/s/ Christopher E. Sabato ________________________

Christopher E. Sabato, Treasurer and Principal Financial Officer

Date December 31, 2013

* Print the name and title of each signing officer under his or her signature.